UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2007

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

In a recent review of its records, Genco Shipping & Trading Limited (the “Company”) determined that the Shareholder Rights Agreement between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”), as originally described in the Company’s Registration Statement on Form S-1, as amended (Reg. No. 333-140158) (the “Registration Statement”), had not been fully executed. In addition, the rights to purchase, under certain circumstances, one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share attaching to currently outstanding shares of the Company’s Common Stock (the “Rights”) had not been issued. The Rights Agreement was fully executed as of April 11, 2007, and the Rights were issued immediately thereafter.

A summary description of the Rights and the Rights Agreement is set forth in the Registration Statement under the caption “Description of Capital Stock—Shareholder Rights Plan”, which is incorporated herein by reference. Such summary description of the Rights and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.  Material Modifications to Rights of Security Holders

See the description set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated into this Item 3.03 by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 9, 2007, the Board of Directors of the Corporation (the “Board”) amended (i) Article III, Section 8 of the Corporation’s By-Laws to clarify how notice of a special meeting of the Board should be delivered, including by electronic means, and (ii) Article VI, Section 1 of the By-Laws to expressly permit the issuance of shares of the Corporation in book entry form. A copy of the Amended and Restated By-Laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 11, 2007, the Corporation filed a Certificate of Designations of Series A Preferred Stock with the Marshall Islands Registrar of Corporations setting forth the terms of the Series A Preferred Stock issuable upon exercise of the Rights (if the Rights become exercisable) as disclosed under “Item 1.01. Entry into a Material Definitive Agreement.” A copy of the Certificate of Designations is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

3.1	Amended and Restated By-Laws, dated as of April 9, 2007.

3.2	Certificate of Designations of Series A Preferred Stock.

4.1	Shareholder Rights Agreement, dated as of April 11, 2007, between Genco Shipping & Trading Limited and Mellon Investor Services LLC, as Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                GENCO SHIPPING & TRADING LIMITED
DATE: April 12, 2007

/s/ John C. Wobensmith John C. Wobensmith
Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.  Description

3.1   Amended and Restated By-Laws, dated as of April 9, 2007.

3.2   Certificate of Designations of Series A Preferred Stock.

4.1	Shareholder Rights Agreement, dated as of April 11, 2007, between Genco Shipping & Trading Limited and Mellon Investor Services LLC, as Rights Agent